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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 31, 1999


                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-5418             41-0617000
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(State or other jurisdiction        (Commission       (I.R.S. Employer
    of incorporation)               File Number)     Identification No.)


         11840 Valley View Road
         Eden Prairie, Minnesota                            55344
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (612) 828-4000
                                                          --------------


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         (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.

     Effective August 31, 1999, SUPERVALU INC. ("SUPERVALU") acquired all of the outstanding common stock of Richfood Holdings, Inc. ("Richfood"). The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated as of June 9, 1999, among Richfood, SUPERVALU and a wholly-owned subsidiary of SUPERVALU, providing for the merger of Richfood with and into the subsidiary of SUPERVALU (the "Merger"). The Merger has been accounted for as a purchase.

     As consideration for the Merger, SUPERVALU paid $443 million in cash and issued approximately 19.7 million shares of SUPERVALU common stock with a market value of approximately $443 million. For shareholders receiving stock consideration in the Merger, the conversion ratio was .8239 shares of SUPERVALU common stock for each Richfood share. SUPERVALU also assumed $685 million of Richfood debt, of which approximately $394 million was repaid by SUPERVALU after the closing. To finance the acquisition and repay the Richfood debt, SUPERVALU used cash, a portion of the proceeds from the issuance of $350 million of 7 7/8% 10-year notes in August 1999 and proceeds from the issuance of commercial paper (supported by a new $300 million 364-day credit facility). The new credit facility is in addition to SUPERVALU's existing $400 million credit facility.

Item 7. Financial Statements and Exhibits.

          (a) Financial statements of business acquired.

              The audited consolidated financial statements of Richfood as of May 1, 1999 and for the fiscal year ended May 1, 1999 are filed as
          Exhibit 99.1 to this report.

          (b) Pro forma financial information.

              The unaudited pro forma condensed combined financial information of SUPERVALU reflecting the Richfood acquisition was previously filed in SUPERVALU's Current Report on Form 8-K on July 21, 1999.

          (c) Exhibits.

               23   Consent of Ernst & Young LLP

               99.1 Audited Consolidated Financial Statements of Richfood as of
                    May 1, 1999 and for the fiscal year ended May 1, 1999.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 10, 1999

                                        SUPERVALU INC.


                                        By:  /s/ Pamela K. Knous
                                           --------------------------------
                                           Pamela K. Knous
                                           Executive Vice President and
                                           Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX


23      Consent of Ernst & Young LLP

99.1 Audited Consolidated Financial Statements of Richfood as of May 1, 1999 and for the fiscal year ended May 1, 1999.